EXHIBIT 99.1

PRESS RELEASE                                 FOR IMMEDIATE RELEASE
October 13, 2005                              For more information contact:
First South Bancorp, Inc.                     Bill Wall (CFO) or Tom Vann (CEO)
                                              Phone: (252) 946-4178
                                              Website: www.firstsouthnc.com

First South Bancorp, Inc. Reports 22.9% Increase in September 30, 2005 Quarterly Earnings

Washington, North Carolina - First South Bancorp, Inc. (NASDAQ: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended September 30, 2005 (unaudited), the third quarter of its fiscal year ending December 31, 2005, and its earnings for the nine months ended September 30, 2005 (unaudited).

Net income for the quarter ended September 30, 2005 increased 22.9% to $3,674,362 from net income of $2,990,822 earned in the quarter ended September 30, 2004. Diluted earnings per share increased 21.7% to $0.56 per share for the quarter ended September 30, 2005 from $0.46 per share for the quarter ended September 30, 2004. Net income for the nine months ended September 30, 2005 increased 15.5% to $10,013,033 from net income of $8,670,717 earned in the nine months ended September 30, 2004. Diluted earnings per share increased 14.4% to $1.51 per share for the nine months ended September 30, 2005 from $1.32 per share for the nine months ended September 30, 2004.

Tom Vann, President and Chief Executive Officer of the Company, stated, "Our core earnings this quarter continue to be supported by significant growth in our net interest income, reflecting growth in both the net loans and leases receivable portfolio and in core deposits. The net loan and leases receivable portfolio increased 14.3% to $708.8 million at September 30, 2005 from $620.3 million at September 30, 2004, while deposits increased 18.7% to $731.4 million at September 30, 2005 from $616.0 million at September 30, 2004.

Total assets of the Company increased to $825.3 million at September 30, 2005 from $714.7 million at September 30, 2004, reflecting an annualized growth rate of 15.5%. Net interest income increased 24.2% to $9.6 million for the quarter ended September 30, 2005 from $7.7 million for the quarter ended September 30, 2004, reflecting our balance sheet management efforts.

The Bank maintains reserves for losses on loans and leases receivable based upon an evaluation of inherent losses and risk in the loan and leases receivable portfolio and past loss experience. The Bank recorded $394,000 and $268,000, respectively, of provisions for loan losses during the quarters ended September 30, 2005 and September 30, 2004. The Bank had $9.1 million of loan loss reserves at September 30, 2005, which the Bank believes is adequate to absorb losses on loans and leases receivables.

We also continued placing efforts on controlling operating expenses, resulting in a 45.9% efficiency ratio for the quarter ended September 30, 2005. In addition, our key performance ratios, return on average assets (ROA) and return on average equity (ROE), continue to place us at the top of our peer group. Our ROA and ROE was 1.8% and 22.4%, respectively, for the quarter ended September 30, 2005. "

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has 26 full service branch offices and a loan production office located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.


                                     (More)
(Nasdaq: FSBK)

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Financial Condition


                                                                            September 30      December 31
                                                                                2005              2004
                                                                           --------------    --------------
                         Assets                                             (unaudited)

Cash and due from banks                                                    $   25,961,148    $   19,873,210
Interest-bearing deposits in financial institutions                            13,570,415         1,065,138
Investment securities - available for sale                                     42,106,261        32,058,152
Mortgage-backed securities - available for sale                                 5,317,909         6,639,381
Mortgage-backed securities - held for investment                                2,228,303         2,569,358
Loans and leases receivable - held for sale                                    21,760,166         5,961,691
Loans and leases receivable - held for investment                             687,009,007       625,854,344
Premises and equipment, net                                                     9,003,759         8,402,455
Real estate owned                                                                  82,465            89,449
Federal Home Loan Bank of Atlanta stock, at cost                                1,531,700         1,825,200
Accrued interest receivable                                                     4,096,440         3,311,187
Goodwill                                                                        4,218,576         4,218,576
Mortgage servicing rights                                                       1,491,258         1,698,778
Identifiable intangible assets                                                    267,240           290,820
Income tax receivable                                                           1,175,504           820,087
Prepaid expenses and other assets                                               5,436,557         6,216,308
Note receivable                                                                        --         1,156,557
                                                                           --------------    --------------

          Total assets                                                     $  825,256,708    $  722,050,691
                                                                           ==============    ==============


Liabilities and Stockholders' Equity

 Deposits:
  Demand                                                                   $  246,079,196    $  236,319,937
  Savings                                                                      23,182,110        22,018,388
  Large denomination certificates of deposit                                  149,563,875       120,757,331
  Other time                                                                  312,525,695       249,441,049
                                                                           --------------    --------------
          Total deposits                                                      731,350,876       628,536,705
Borrowed money                                                                  6,014,567        14,791,900
Junior subordinated debentures                                                 10,310,000        10,310,000
Deferred income taxes                                                             856,949         1,302,501
Other liabilities                                                              10,547,471         7,414,238
                                                                           --------------    --------------
          Total liabilities                                                   759,079,863       662,355,344

  Common stock, $.01 par value, 25,000,000 shares authorized,
    6,335,657, and 6,264,676 shares issued and outstanding, respectively           63,357            62,647
  Additional paid-in capital                                                   37,683,816        37,815,715
  Retained earnings, substantially restricted                                  56,813,318        50,597,651
  Treasury stock, at cost                                                     (28,529,821)      (29,653,794)
  Accumulated other comprehensive income, net                                     146,175           873,128
                                                                           --------------    --------------
           Total stockholders' equity                                          66,176,845        59,695,347
                                                                           --------------    --------------


           Total liabilities and stockholders' equity                      $  825,256,708    $  722,050,691
                                                                           ==============    ==============

                    First South Bancorp, Inc. and Subsidiary
                     Consolidated Statements of Operations
                                  (unaudited)

                                                           Three Months Ended            Nine Months Ended
                                                              September 30                  September 30
                                                       ---------------------------   ---------------------------
                                                           2005           2004           2005           2004
                                                       ---------------------------   ---------------------------
Interest income:
  Interest and fees on loans                           $ 13,141,783   $  9,346,970   $ 36,250,881   $ 26,648,410
  Interest and dividends on investments and deposits        769,736        830,513      1,993,812      2,700,112
                                                       ------------   ------------   ------------   ------------
           Total interest income                         13,911,519     10,177,483     38,244,693     29,348,522
                                                       ------------   ------------   ------------   ------------

Interest expense:
  Interest on deposits                                    4,135,826      2,252,362     10,217,249      6,454,498
  Interest on borrowings                                     49,393        112,779        229,304        255,312
  Interest on junior subordinated notes                     164,578        115,926        456,433        323,826
                                                       ------------   ------------   ------------   ------------
           Total interest expense                         4,349,797      2,481,067     10,902,986      7,033,636
                                                       ------------   ------------   ------------   ------------


Net interest income before provision for loan losses      9,561,722      7,696,416     27,341,707     22,314,886
Provision for loan losses                                   394,197        268,000      1,445,197        668,000
                                                       ------------   ------------   ------------   ------------
           Net  interest income                           9,167,525      7,428,416     25,896,510     21,646,886
                                                       ------------   ------------   ------------   ------------

Noninterest income:
  Fees and service charges                                1,644,174      1,658,555      4,443,993      4,905,404
  Loan servicing fees                                       170,094        182,220        522,083        540,552
  Gain on sale of real estate, net                          137,619          1,147        182,251         17,633
  Gain on sale of mortgage loans                             37,750        148,274        200,171        393,493
  Gain on sale of securities                                     --             --             --         88,844
  Other  income                                             275,226        244,855        725,204        733,364
                                                       ------------   ------------   ------------   ------------
           Total noninterest income                       2,264,863      2,235,051      6,073,702      6,679,290
                                                       ------------   ------------   ------------   ------------


Noninterest expense:
  Compensation and fringe benefits                        3,239,770      3,000,235      9,271,301      8,832,490
  Federal insurance premiums                                 22,248         21,759         66,293         65,351
  Premises and equipment                                    448,947        399,347      1,331,206      1,207,228
  Advertising                                                48,056         63,907        147,772        146,708
  Payroll and other taxes                                   279,243        239,377        855,759        772,334
  Data processing                                           594,560        513,811      1,691,793      1,547,869
  Amortization of intangible assets                         127,258         77,990        306,965        220,829
  Other                                                     671,585        563,953      1,953,874      1,743,992
                                                       ------------   ------------   ------------   ------------
           Total noninterest expense                      5,431,667      4,880,379     15,624,963     14,536,801
                                                       ------------   ------------   ------------   ------------

Income before income taxes                                6,000,721      4,783,088     16,345,249     13,789,375

Income taxes                                              2,326,359      1,792,266      6,332,216      5,118,658
                                                       ------------   ------------   ------------   ------------

Net income                                             $  3,674,362   $  2,990,822   $ 10,013,033   $  8,670,717
                                                       ============   ============   ============   ============


Per share data:
Basic earnings per share                               $       0.59   $       0.48   $       1.59   $       1.39
Diluted earnings per share                             $       0.56   $       0.46   $       1.51   $       1.32
Dividends per share                                    $       0.20   $       0.17   $       0.60   $       0.51
Weighted average shares Basic                             6,236,734      6,228,697      6,290,051      6,250,742
Weighted average shares Diluted                           6,582,364      6,554,013      6,611,946      6,545,261

First South Bancorp, Inc.
Supplemental Quarterly Financial Data (Unaudited)


                                          9/30/2005       6/30/2005       3/31/2005      12/31/2004       9/30/2004
                                        ------------    ------------    ------------    ------------    ------------
Consolidated balance sheet data:                              (dollars in thousands except share and per share data)
Total assets                            $    825,257    $    791,911    $    770,105    $    722,051    $    714,659
Loans receivable (net)                       708,769         687,668         674,781         631,816         620,298
Cash and investments                          81,638          66,576          58,817          52,997          57,415
Mortgage-backed securities                     7,546           8,127           8,529           9,209          10,024
Premises and equipment                         9,004           9,325           8,256           8,402           8,540
Goodwill                                       4,219           4,219           4,219           4,219           4,219
Mortgage servicing rights                      1,491           1,582           1,649           1,699           1,742

Deposits                                     731,351         699,568         668,838         628,537         615,957
Borrowings                                     6,015           6,389          15,725          14,792          22,300
Junior subordinated debentures                10,310          10,310          10,310          10,310          10,310
Stockholders' equity                          66,177          63,943          61,875          59,695          57,640

Consolidated earnings summary:
Interest income                         $     13,912    $     12,602    $     11,732    $     10,831    $     10,177
Interest expense                               4,350           3,588           2,965           2,658           2,481
                                        ------------    ------------    ------------    ------------    ------------
Net interest income                            9,562           9,014           8,767           8,173           7,696
Loan loss provision                              394             413             638             300             268
Noninterest income                             2,265           1,909           1,901           2,071           2,235
Noninterest expense                            5,432           5,222           4,973           5,055           4,880
Income taxes                                   2,326           2,057           1,949           1,847           1,792
                                        ------------    ------------    ------------    ------------    ------------
Net income                              $      3,675    $      3,231    $      3,108    $      3,042    $      2,991
                                        ============    ============    ============    ============    ============

Per Share Data:
Earnings per share-Basic                $       0.59    $       0.51    $       0.49    $       0.49    $       0.48
Earnings per share-Diluted              $       0.56    $       0.49    $       0.47    $       0.46    $       0.46
Dividends per share                     $       0.20    $       0.20    $       0.20    $       0.17    $       0.17
Book value per share                    $      10.45    $      10.10    $       9.79    $       9.53    $       9.22

Average shares-Basic                       6,236,734       6,324,959       6,308,746       6,255,187       6,228,697
Average shares-Diluted                     6,582,364       6,659,093       6,604,422       6,584,192       6,554,013
Shares outstanding end of period           6,335,657       6,329,539       6,321,633       6,264,676       6,248,678


Performance ratios:
Yield on earning assets                         7.34%           6.95%           6.77%           6.45%           6.14%
Cost of funds                                   2.37%           2.03%           1.76%           1.63%           1.53%
                                        ------------    ------------    ------------    ------------    ------------
Net interest spread                             4.97%           4.92%           5.01%           4.82%           4.61%

Net interest margin on earning assets           5.04%           4.97%           5.06%           4.87%           4.64%
Earning assets to total assets                 93.73%          93.04%          92.83%          93.72%          93.80%
Return on average assets                        1.81%           1.65%           1.67%           1.69%           1.66%
Return on average equity                       22.44%          20.45%          20.38%          20.65%          21.00%
Efficiency ratio                               45.86%          47.73%          46.54%          49.27%          49.06%
Dividend payout ratio                          33.90%          39.22%          40.82%          34.69%          35.42%

Asset quality data and ratios:
Nonperforming loans                     $      2,810    $      2,981    $      2,326    $      2,349    $      3,169
Real estate owned                       $         82    $        547    $        296    $         89    $        187
Reserve for loan losses                 $      9,101    $      8,736    $      8,949    $      8,343    $      8,109
Net charge-offs                         $         29    $         76    $         33    $         66    $         66

Net charge-offs to loans                       0.004%          0.011%          0.005%          0.010%          0.011%
Nonperforming loans to assets                   0.47%           0.38%           0.30%           0.33%           0.44%
Reserves to total loans                         1.27%           1.25%           1.31%           1.30%           1.29%

Loans to deposits                              96.91%          98.30%         100.89%         100.52%         100.70%
Loans to assets                                85.88%          86.84%          87.62%          87.60%          86.80%
Loans serviced for others               $    255,442    $    266,797    $    271,776    $    277,252    $    281,259